Acquisitions and License Agreements	6 Months Ended	12 Months Ended
	Mar. 28, 2014	Sep. 27, 2013
Business Combinations [Abstract]
Acquisitions and License Agreements
4.	Acquisitions

Business Acquisitions

Cadence Pharmaceuticals

On March 19, 2014, the Company acquired all of the outstanding common stock of Cadence Pharmaceuticals, Inc. (“Cadence”), a biopharmaceuticals company focused on commercializing products principally for use in the hospital setting, for total consideration of $14.00 per share in cash, or approximately $1.3 billion. The acquisition was primarily funded through a $1.3 billion senior secured term loan credit facility, as further discussed in Note 11. Cadence’s sole product, OFIRMEV® (acetaminophen) injection (“Ofirmev”), is a proprietary intravenous formulation of acetaminophen for the management of mild to moderate pain, the management of moderate to severe pain with adjunctive opioid analgesics and the reduction of fever. The acquisition of Cadence adds a growth product to the Specialty Pharmaceuticals product portfolio and provides the Company an opportunity to expand its reach into the adjacent hospital market, in which Cadence had established a strong presence.

The following amounts represent the preliminary allocation of the fair value of the identifiable assets acquired and liabilities assumed, including preliminary goodwill and intangible assets, and the related deferred tax balances. The Company expects to complete its valuation analysis and finalize deferred tax balances as of the acquisition date no later than the fourth fiscal quarter of 2014. The changes in the purchase price allocation and preliminary goodwill based on the final valuation may include, but are not limited to, changes in deferred income taxes, intangible assets and inventory.

Cash and cash equivalents	$43.2
Inventory	21.0
Intangible assets	1,300.0
Goodwill	321.9
Other assets, current and non-current (1)	18.0
Deferred tax liabilities, net	(296.6)
Other liabilities, current and non-current (2)	(78.3)

Net assets acquired	$1,329.2

(1)	This amount includes $14.7 million of accounts receivable, which is also the gross contractual value.
(2)	This amount includes $30.0 million of pre-existing Cadence debt, which the Company repaid upon completion of the acquisition.

Intangible assets acquired consist of the following:

	Amount	Amortization Period
Completed technology	$1,300.0	8 years

The completed technology intangible asset relates to Cadence’s sole product, Ofirmev, the rights to which have been in-licensed from Bristol-Myers Squibb Company (“BMS”). The fair value of the intangible asset was determined using the income approach, which is a valuation technique that provides an estimate of the fair value of the asset based on market participant expectations of the cash flows an asset would generate. The cash flows were discounted at an 13.0% rate. For more information on the BMS license agreement, refer to “License Agreement” below. Based on the Company’s preliminary estimate, the excess of purchase price over net tangible and intangible assets acquired resulted in goodwill, which represents the assembled workforce, anticipated synergies and the tax-free nature of the transaction. The goodwill is not deductible for U.S. income tax purposes. All assets acquired are included within the Company’s Specialty Pharmaceuticals segment.

The condensed consolidated statements of income for both the three and six months ended March 28, 2014 included net sales of $5.3 million and a $9.0 million loss from continuing operations before income taxes. These amounts reflect the operating results and amortization expenses of Cadence since the date of acquisition. Acquisition costs included in the consolidated statements of income for the three and six months ended March 28, 2014 were $17.6 million, and were included within selling, general and administrative expenses in the consolidated statements of income.

The following unaudited pro forma information presents a summary of the combined results of operations of the Company and of Cadence for the three and six months ended March 28, 2014 and March 29, 2013 as if the acquisition had occurred on October 1, 2012, along with certain pro forma adjustments. These pro forma adjustments consist primarily of:

•	non-recurring costs related to the step-up in value of acquired inventory and transaction costs related to the acquisition of Cadence;

•	increased amortization expense related to the completed technology intangible asset acquired in the acquisition of Cadence;

•	increased interest expense to reflect the variable rate term loan and revolving credit facility entered into in connection with the acquisition of Cadence (utilizing the interest rate in effect at March 28, 2014, 3.50%), including interest and amortization of deferred financing costs and original issue discount; and

•	the related income tax effects.

The following unaudited pro forma information has been prepared for comparative purposes only and is not necessarily indicative of the results of operations as they would have been had the acquisition occurred on the assumed date, nor is it necessarily an indication of future operating results. In addition, the unaudited pro forma information does not reflect the cost of any integration activities, benefits from any synergies that may be derived from the acquisition or revenue growth that may be anticipated.

	Three Months Ended		Six Months Ended
	March 28, 2014	March 29, 2013	March 28, 2014	March 29, 2013
Net sales	$588.2	$608.9	$1,163.7	$1,130.1
Net (loss) income	(18.4)	4.4	(2.6)	(35.7)
Basic (loss) earnings per share	$(0.32)	$0.08	$(0.04)	$(0.62)
Diluted (loss) earnings per share	(0.31)	0.08	(0.04)	(0.62)

CNS Therapeutics

On October 1, 2012, the Company acquired all the outstanding equity of CNS Therapeutics, Inc. (“CNS Therapeutics”), a specialty pharmaceuticals company focused on developing and commercializing intrathecal products for site-specific administration to the central nervous system to treat neurological disorders and intractable chronic pain, for total consideration of $95.0 million. The total consideration was comprised of an upfront cash payment of $88.1 million (net of cash acquired of $3.6 million) and the fair value of contingent consideration of $6.9 million. This contingent consideration, which could potentially total a maximum of $9.0 million, is discussed further in Note 18. All assets acquired are included within the Company’s Specialty Pharmaceuticals segment. The acquisition of CNS Therapeutics expanded the Company’s branded pharmaceuticals portfolio and supports the Company’s strategy of leveraging its therapeutic expertise and core capabilities in manufacturing, regulatory and commercialization to serve patients. With the acquisition, the Company now offers products for use in the management of severe spasticity of cerebal or spinal origin with a research and development pipeline of an additional presentation and concentration of GABLOFEN® (baclofen injection) (“Gablofen”), as well as other investigational pain products for intrathecal administration.

The condensed consolidated statements of income for the three and six months ended March 28, 2014 contained $7.8 million and $15.4 million, respectively, of net sales of intrathecal products. The condensed combined statements of income for the three and six months ended March 29, 2013 contained $6.8 million and $13.3 million, respectively, of net sales of intrathecal products. Acquisition and integration costs included in the periods presented were not material.

License Agreement

Bristol-Myers Squibb

As part of the Cadence acquisition, the Company acquired the exclusive development and commercialization rights to Ofirmev in the U.S. and Canada, as well as the rights to the patents and technology, which were originally in-licensed by Cadence from BMS in March 2006. BMS sublicensed these rights to Cadence under a license agreement with SCR Pharmatop S.A. (“Pharmatop”), and the Company has the right to grant sublicenses to third parties. Under this license agreement, the Company may be obligated to make future milestone payments of up to $25.0 million upon the achievement of certain levels of net sales. In addition, the Company is obligated to pay royalties on sales of the product.

5.	Acquisitions and License Agreements

Business Acquisitions

CNS Therapeutics

On October 1, 2012, the Company’s Specialty Pharmaceuticals segment acquired all the outstanding equity of CNS Therapeutics, Inc. (“CNS Therapeutics”), a specialty pharmaceuticals company focused on developing and commercializing intrathecal products for site-specific administration to the central nervous system to treat neurological disorders and intractable chronic pain, for total consideration of $95.0 million. The total consideration was comprised of an upfront cash payment of $88.1 million (net of cash acquired of $3.6 million) and the fair value of contingent consideration of $6.9 million. This contingent consideration, which could potentially total a maximum of $9.0 million, is discussed further in Note 20. The acquisition of CNS Therapeutics expanded the Company’s branded pharmaceuticals portfolio and supports the Company’s strategy of leveraging its therapeutic expertise and core capabilities in manufacturing, regulatory and commercialization to serve patients. With the acquisition, the Company now offers products for use in the management of severe spasticity of cerebal or spinal origin with a research and development pipeline of an additional presentation and concentration of Gablofen, as well as other investigational pain products for intrathecal administration.

The following amounts represent the final allocation of the fair value of the identifiable assets acquired and liabilities assumed:

Current assets (1)	$13.3
Intangible assets	91.9
Goodwill (non-tax deductible) (2)	24.5

Total assets acquired	129.7

Current liabilities	4.0
Deferred tax liabilities, net (non-current)	27.1
Contingent consideration (non-current)	6.9

Total liabilities assumed	38.0

Net assets acquired	$91.7

(1)	This amount includes $3.3 million of accounts receivable, which is also the gross contractual value. As of the acquisition date, the fair value of accounts receivable approximated carrying value.
(2)	Goodwill relates to the Company’s ability to exploit CNS Therapeutics’ technologies.

The following reconciles the total consideration to net assets acquired:

Total consideration	$95.0
Plus: cash assumed in acquisition	3.6
Less: contingent consideration	(6.9)

Net assets acquired	$91.7

Intangible assets acquired consist of the following:

	Amount	Weighted-Average Amortization Period
Completed technology	$73.1	13 years
Trademark	0.2	3 years
In-process research and development	18.6	Non-Amortizable

	$91.9

The in-process research and development projects primarily relate to certain investigational intrathecal pain products. As of the date of acquisition, these pain products were in various stages of development, with further development, testing, clinical trials and regulatory submission required in order to bring them to market. At the acquisition date, the total cost to complete these products was estimated to be approximately $18.0 million. The Company expects that regulatory approvals will occur between 2015 and 2018. The valuation of the in-process research and development was determined using, among other factors, appraisals primarily based on the discounted cash flow method. The cash flows were discounted at a 35% rate, which was considered commensurate with the risks and stages of development of the pain products. Future residual cash flows that could be generated from the products were determined based upon management’s estimate of future revenue and expected profitability of the products. These projected cash flows were then discounted to their present values taking into account management’s estimate of future expenses that would be necessary to bring the products to completion.

The consolidated and combined statement of income for fiscal 2013 contained $29.2 million of net sales of intrathecal products added to the Company’s portfolio from the CNS Therapeutics acquisition. Acquisition and integration costs included in the periods presented were not material. The Company does not believe that the results of operations for the periods presented would have been materially different had the acquisition taken place at the beginning of the first period presented.

Product Acquisitions

Roxicodone

In August 2012, the Company’s Specialty Pharmaceuticals segment paid $13.2 million under an agreement to acquire all of the rights to Xanodyne Pharmaceuticals, Inc.’s Roxicodone, which was capitalized as an intangible asset. Roxicodone is an immediate-release oral formulation of oxycodone hydrochloride indicated for the management of moderate to severe pain where the use of an opioid analgesic is appropriate. Roxicodone is the Reference Listed Drug for one of the Company’s generic products and is important to the Company’s product pipeline. Sales of Roxicodone during fiscal 2013 were $8.4 million. There are no ongoing royalty payments under this agreement.

License Agreements

Exalgo

In 2009, the Company’s Specialty Pharmaceuticals segment acquired the rights to market and distribute the pain management drug Exalgo in the U.S. Under the license agreement, the Company is obligated to make additional payments of up to $73.0 million based on the successful completion of specified development and regulatory milestones. Through fiscal 2013, $65.0 million of additional payments have been made, with $55.0 million being capitalized as an intangible asset. The amount capitalized related to the U.S. Food and Drug Administration’s (“FDA”) approval of the New Drug Application (“NDA”) for the 8 mg, 12 mg and 16 mg tablet dosage forms of Exalgo. During fiscal 2012 the Company received FDA approval to market a 32 mg tablet dosage form. The Company is also required to pay royalties on sales of the product. During fiscal 2013, 2012 and 2011, the Company paid royalties of $24.0 million, $16.1 million and $5.5 million, respectively.

Depomed

In 2009, the Company’s Specialty Pharmaceuticals segment licensed worldwide rights to utilize Depomed, Inc.’s (“Depomed”) Acuform gastric retentive drug delivery technology for the exclusive development of four products. Under this license agreement, the Company may be obligated to pay up to $64.0 million in development milestone payments. Through fiscal 2013, approximately $7.0 million of these payments have been made by the Company. The Company will also pay Depomed a royalty on sales of products developed under this license agreement. During fiscal 2013, subsequent to the FDA’s acceptance of our NDA for MNK-795 in July 2013, a milestone payment of $5.0 million was made, for which the FDA granted conditional approval of the brand name Xartemis XR. During fiscal 2012, an insignificant amount of milestone payments were expensed as incurred since regulatory approval had not been received, and no milestone payments were made in fiscal 2011. In addition, no royalties have been paid through fiscal 2013.

Pennsaid

In 2009, the Company’s Specialty Pharmaceuticals segment entered into a licensing agreement which granted it rights to market and distribute Pennsaid and MNK-395, an investigational product candidate that is a formulation of diclofenac sodium topical solution which we anticipate will be indicated for the treatment of pain associated with osteoarthritis of the knee. The Company is responsible for all future development activities and expenses and may be required to make milestone payments of up to $120.0 million based upon the successful completion of specified regulatory and sales milestones. Through fiscal 2013, $15.0 million of these payments were made, all of which were capitalized as an intangible asset as the payment related to the fiscal 2010 FDA approval of the Pennsaid NDA. The Company is also required to pay royalties on sales of the products under this agreement. During fiscal 2013 and 2012, the Company paid royalties of $3.9 million and $7.5 million, respectively, with this product, and the amount of royalties paid in fiscal 2011 was insignificant.